PROSPECTUS SUPPLEMENT

August 26, 2016

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B Share)

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (C Share)

THE GUARDIAN INVESTOR PROSTRATEGIES VARIABLE ANNUITYSM (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share), The Guardian Investor ProFreedom Variable AnnuitySM (C Share) and The Guardian Investor ProStrategies Variable AnnuitySM (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

1. The example following the second paragraph in the section entitled “SURRENDERS AND WITHDRAWALS” and following the second paragraph in the section entitled “DEFERRED INCOME ANNUITY PAYOUT OPTION RIDER — Effect of DIA Transfers on Basic Contract” is deleted and replaced with the following:

Assumptions:

•	A $100,000 initial premium payment is made on January 1, 2013

•	A $30,000 DIA transfer is made on January 15, 2015

Event	Accumulation Value	DIA Transfer	Chargeable Premium	Surrender Charges (on full surrender of basic contract)	Cost Basis Allocated to basic contract	Cost Basis Allocated to DIA rider
Contract Issue	$100,000		$100,000	$8,000	$100,000	$0
Second Contract Anniversary	$110,000		$100,000	$6,500	$100,000	$0
DIA Transfer		$30,000
Values January 15, 2015 prior to transfer	$110,000		$100,000	$6,500	$100,000	$0
Values January 16, 2015 after transfer	$80,000		$80,000	$5,200	$73,000	$27,000	*
*	When a transfer is made to the DIA rider the partial annuitization rules will apply and a pro rata portion of the cost basis of the basic contract will be apportioned between the basic contract and the DIA rider. The cost basis apportioned to the DIA rider is equal to the amount of the accumulation value transferred from the basic contract to the DIA rider divided by the accumulation value of the basic contract immediately prior to the transfer, and multiplying that result by the cost basis of the basic contract.

2. The Withdrawals before the annuity commencement date paragraph in the section entitled “FEDERAL TAX MATTERS — Taxation of non-qualified contracts” is deleted and replaced with the following:

Withdrawals before the annuity commencement date — When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. In addition, if the basic contract is

PROSUPP826

issued with a deferred income annuity (DIA) payout option rider, amounts allocated under the basic contract to the DIA payout option rider are not part of the basic contract’s cash value for purposes of determining the taxable amount of any withdrawal from the basic contract prior to the DIA Commencement Date. When an allocation is made to the DIA payout option rider the partial annuitization rules will apply and a pro rata portion of the investment in the contract with respect to the basic contract will be apportioned between the basic contract and the DIA payout option rider. You should consult a tax adviser about the consequences of withdrawals from a contract with a DIA payout option rider.

3. The Annuity payments paragraph in the section entitled “FEDERAL TAX MATTERS — Taxation of non-qualified contracts” is deleted and replaced with the following:

Annuity payments — Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income. In addition, the Internal Revenue Code provides special rules for a partial annuitization, where annuity payments are received for life or at least 10 years under part of an annuity contract while the rest of the contract remains in a deferred status. If your contract was issued with a DIA payout option rider and an allocation was made to the DIA payout option rider, the partial annuitization rules will apply at the time of each allocation and a portion of the investment in the contract with respect to the basic contract will be apportioned between the basic contract and the DIA payout option rider. You should consult your tax advisor about the treatment of any DIA payments.

4. Effective October 21, 2016, the information regarding your allocation options in the section entitled “VARIABLE INVESTMENT OPTIONS” is amended to reflect the fact that the portfolio name, investment objective and typical investments of the PIMCO Global Multi-Asset Managed Volatility Portfolio have changed.

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
PIMCO Balanced Allocation Portfolio (Advisor Class) (formerly known as PIMCO Global Multi-Asset Managed Volatility Portfolio)	The Portfolio seeks total return which exceeds that of its benchmark.	The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s Portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s Portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Portfolio’s Fixed Income Sleeve normally varies within 1 year (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2016 was 5.4 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.	PIMCO 840 Newport Center Drive Newport Beach, CA 92660

Funds	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
The Equity Sleeve seeks to provide returns that are correlated to the returns of the S&P 500 Index and MSCI Europe Australasia Far East (“EAFE”) Net Dividend Index (USD Unhedged) in proportion to their relative weights in the Portfolio’s benchmark. Within the Equity Sleeve, the Portfolio will invest under normal circumstances in S&P 500 Index derivatives and MSCI EAFE Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of short-term Fixed Income Instruments. Within the Equity Sleeve, the Portfolio will normally use equity derivatives instead of stocks to attempt to achieve the Portfolio’s investment objective. However, the Portfolio may invest some or all of the net assets attributable to the Equity Sleeve in stocks. The Portfolio also may invest in affiliated and unaffiliated exchange-traded funds and mutual funds. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets attributable to the Equity Sleeve may be invested in short-term Fixed Income Instruments.

The Fixed Income Sleeve seeks to provide returns that equal or exceed the returns of the Barclays U.S. Aggregate Index. Within the Fixed Income Sleeve, the Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-related securities rated below B). Within the Fixed Income Sleeve, the Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Within the Fixed Income Sleeve, the Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. Within the Fixed Income Sleeve, the Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio’s prospectus or Statement of Additional Information. Within the Fixed Income Sleeve, the Portfolio may invest up to 10% of its total assets in preferred stock. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.